UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 8, 2015

NAUGATUCK VALLEY FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-54447	01-0969655
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Church Street, Naugatuck, Connecticut		06770
(Address of principal executive offices)		(Zip Code)

(203) 720-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 8, 2015, J. Allen Kosowsky resigned as a director of both Naugatuck Valley Financial Corporation (the “Company”) and its wholly-owned subsidiary, Naugatuck Valley Savings and Loan (the “Bank”). In accordance with the Company’s and the Bank’s Bylaws, the Company and the Bank intend to reduce the size of their respective Board of Directors in order to eliminate the vacancy created by Mr. Kosowsky’s resignation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NAUGATUCK VALLEY FINANCIAL CORPORATION

Date: January 9, 2015	By:	/s/ William C. Calderara
William C. Calderara President and Chief Executive Officer